SHAREHOLDER RIGHTS PLAN	12 Months Ended
Dec. 31, 2011
SHAREHOLDER RIGHTS PLAN

21. SHAREHOLDER RIGHTS PLAN

On January 8, 2009, the Company adopted a shareholder rights plan. The shareholder rights plan is designed to protect the best interests of the Company and its shareholders by discouraging third parties from seeking to obtain control of the Company in a tender offer or similar hostile transaction. The shareholder rights plan was amended on March 9, 2009.

Pursuant to the terms of the shareholder rights plan, as amended, one right was distributed with respect to each ordinary share of the Company outstanding at the close of business on January 22, 2009. The rights will become exercisable only if a person or group (the “Acquiring Person”) obtains ownership of 15% or more of the Company’s voting securities (including by acquisition of the Company’s ADSs representing ordinary shares) (a “Triggering Event”), subject to certain exceptions. In the case of a Triggering Event, the rights plan entitles shareholders other than the Acquiring Person to purchase, for an exercise price of US$19.50, a number of shares with a value twice that of the exercise price. The number of shares each such shareholder will be entitled to purchase is equal to the product of (i) the number of shares then owned by such shareholder and (ii) two times the exercise price divided by the then current market price per share. The rights plan will continue in effect until January 8, 2019, unless the plan is terminated by the Company or the rights are redeemed by the Company before the plan expires.